OPPENHEIMER SERIES FUND, INC.
                      OPPENHEIMER DISCIPLINED VALUE FUND
                   Class C Share Certificate (8-1/2" x 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within
      -------------------
      8-1/4" x 10-3/4" decorative border, 5/16" wide)

      (upper left corner, box with heading: NUMBER [of shares]

      (upper right corner) [share certificate no.] XX-000000

      (upper right box with heading: CLASS C SHARES (below cert. no.)

          (centered        below boxes)  OPPENHEIMER  DISCIPLINED  VALUE FUND, a
                           series of Oppenheimer Series Fund, Inc.

                INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left) THIS IS TO CERTIFY THAT (at right)          SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS

                                                      (box with number)
                                                      CUSIP 68380J857
      (at left) is the owner of

   (centered) FULLY PAID AND NON-ASSESSABLE CLASS C SHARES OF CAPITAL STOCK WITH
              ------------------------------------------------------------------
         THE PAR VALUE OF $.001 EACH OF OPPENHEIMER DISCIPLINED VALUE FUND
         -----------------------------------------------------------------
      (hereinafter called the "Corporation)", transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
(at left of seal)                               Dated:      (at right of seal)

(signature)                                     (signature)

/s/  Brian W. Wixted                                  /s/ Bridget A. Macaskill
-----------------------                         -------------------
TREASURER                                       PRESIDENT

                                (centered at bottom)
                  1-1/2" diameter facsimile seal with legend
                        OPPENHEIMER SERIES FUND, INC.
                                     SEAL
                                     1981
                                   MARYLAND

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of suvivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)


Additional abbreviations may also be used though not on above list.

For Value Received ............. hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s)      __________________________
                                    guaranteed    Name    of    Guarantor    by:
                                    _____________________________
                                                Signature of
                                                Officer/Title

(text printed             NOTICE:  The  signature(s)  to  this  assignment  must
correspond
vertically to right       correspond  with the name(s) as written  upon the face
of the
of above paragraph        certificate in every particular  without alteration or
enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution of the type described in the current
signature(s))                 prospectus of the Fund.

The Corporation will furnish to any stockholder, on request and without charge, a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.


PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle. It is invalid without this "four hands" watermark: logotype